UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): August 7, 2017

000-15701

(Commission file number)

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	84-1007839
(State of incorporation)	(IRS Employer Identification No.)
1535 Faraday Avenue Carlsbad, California 92008	(760) 744-7340
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 7, 2017, Natural Alternatives International, Inc. (“NAI”) and its wholly owned subsidiary Natural Alternatives International, Europe S.A. entered into three agreements (“Agreements”), with The Juice Plus+ Company LLC (“Juice Plus+”). The Agreements are an Exclusive Manufacturing Agreement, a Restricted Stock Award Agreement, and an Irrevocable Proxy. Pursuant to the Exclusive Manufacturing Agreement Juice Plus+ has granted NAI exclusive rights to manufacture and supply Juice Plus+ with certain Juice Plus+ products within 24 countries that Juice Plus+ currently sells those products. Pursuant to the Restricted Stock Award Agreement, NAI has agreed to grant 500,000 shares of NAI common stock to Juice Plus+, (the “Shares”), and Juice Plus+ has agreed the Shares are subject to certain restrictions and risk of forfeiture. Pursuant to the Irrevocable Proxy, Juice Plus+ has granted to the NAI Board of Directors Juice Plus+’s right to vote the Shares as long as they are subject to the associated risk of forfeiture. The Agreements are for a term of 5 years, and may be terminated by either party only on the occurrence of specified events. A copy of the Agreements are attached hereto as Exhibits 10.45, and 10.46, and are incorporated herein.

Item 3.02     Unregistered Sales of Equity Securities.

Pursuant to the Restricted Stock Award Agreement NAI will issue 500,000 unregistered shares of its Common Stock to Juice Plus+. The Shares, and any dividends that may be paid on the Shares are subject to forfeiture in the event the Exclusive Manufacturing Agreement is terminated by NAI for cause or by Juice Plus+ without cause. The restrictions and risks of forfeiture lapse as to 100,000 of the Shares on each August 7th commencing August 7, 2018.

Item 7.01.    Regulation FD Disclosure.

On August 11, 2017, the registrant issued a press release announcing its entering into the Agreements. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

The following Exhibits are filed with this Report.

Exhibit Number

10.45	Exclusive Manufacturing Agreement

10.46	Restricted Stock Award Agreement and Irrevocable Proxy

99.1	Press release of the registrant dated August 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.

Date: August 11, 2017	By: /s/ Kenneth E. Wolf
Kenneth E. Wolf
President